UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30,

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MARCH 31, 2007

Western Asset

Variable Rate Strategic Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Variable Rate Strategic Fund Inc.

Semi-Annual Report  •  March 31, 2007

What’s

Inside

Fund Objective

The Fund’s investment objective is to maintain a high level of current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the six-month reporting period. After expanding 2.0% in the third quarter of 2006, gross domestic product (“GDP”)i increased 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the six months ended March 31, 2007, two-year Treasury yields fell from 4.71% to 4.58%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.65%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 2.76%.

Strong demand from investors seeking incremental returns, strong corporate profits and low default rates helped high yield bonds generate solid results during the reporting

Western Asset Variable Rate Strategic Fund Inc.         I

period. During the six-month period ended March 31, 2007, the Citigroup High Yield Market Indexv returned 6.96%.

Despite periods of weakness, emerging markets debt generated a positive return, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 6.32% during the reporting period. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended March 31, 2007, Western Asset Variable Rate Strategic Fund Inc. returned 3.28% based on its net asset value (“NAV”)vii and 6.81% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 2.76% and its Lipper Global Income Closed-End Funds Category Averageviii increased 5.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.86 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2007 (unaudited)

Price Per Share	Six-Month Total Return
$19.45 (NAV)	3.28%

$17.67 (Market Price)	6.81%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II         Western Asset Variable Rate Strategic Fund Inc.

Special Shareholder Notice

Prior to October 9, 2006, the Fund was known as Salomon Brothers Variable Rate Strategic Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Variable Rate Strategic Fund Inc.         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price and determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

IV         Western Asset Variable Rate Strategic Fund Inc.

Fund at a Glance (unaudited)

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         1

Schedule of Investments (March 31, 2007) (unaudited)

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 19.0%
Aerospace & Defense — 0.2%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$101,500
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	258,750

	Total Aerospace & Defense	360,250

Auto Components — 0.1%
100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	97,750
	Visteon Corp., Senior Notes:
65,000	8.250% due 8/1/10	66,625
10,000	7.000% due 3/10/14	8,800

	Total Auto Components	173,175

Automobiles — 0.9%
	Ford Motor Co.:
	Debentures:
60,000	8.875% due 1/15/22	54,300
50,000	6.625% due 10/1/28	36,375
790,000	Notes, 7.450% due 7/16/31 (a)	615,213
425,000	Senior Notes, 4.950% due 1/15/08	419,990
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	45,250
410,000	8.375% due 7/15/33	370,025

	Total Automobiles	1,541,153

Building Products — 0.1%
100,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	104,500
110,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.416% due 3/1/14	80,300

	Total Building Products	184,800

Capital Markets — 0.0%
40,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	42,000

Chemicals — 0.0%
20,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14 (b)	20,775
15,000	Momentive Performance Materials Inc., Senior Notes, 9.750% due 12/1/14 (b)	15,450

	Total Chemicals	36,225

Commercial Banks — 0.6%
770,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)(b)	753,637
250,000	Turanalem Finance BV, Bond, 6.735% due 1/22/09 (b)(c)	250,625

	Total Commercial Banks	1,004,262

Commercial Services & Supplies — 0.5%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	102,500
	Allied Waste North America Inc., Senior Notes, Series B:
217,000	9.250% due 9/1/12	230,020

See Notes to Financial Statements.

2         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Commercial Services & Supplies — 0.5% (continued)
175,000	7.250% due 3/15/15	$179,375
20,000	Aramark Corp., Senior Notes, 8.500% due 2/1/15 (b)	20,900
90,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	96,300
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	138,437

	Total Commercial Services & Supplies	767,532

Consumer Finance — 4.6%
	Ford Motor Credit Co.:
	Notes:
115,000	6.625% due 6/16/08	114,670
3,000,000	6.930% due 1/15/10 (a)(c)	2,955,483
220,000	Senior Notes, 9.875% due 8/10/11	233,186
	General Motors Acceptance Corp.:
50,000	Bonds, 8.000% due 11/1/31	53,757
	Notes:
25,000	7.250% due 3/2/11	25,159
500,000	6.750% due 12/1/14	492,269
4,000,000	7.560% due 12/1/14 (a)(c)	4,052,536

	Total Consumer Finance	7,927,060

Containers & Packaging — 0.3%
35,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	35,875
190,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	203,062
83,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	88,603
165,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	166,237

	Total Containers & Packaging	493,777

Diversified Consumer Services — 0.1%
45,000	Education Management LLC/Education Management Corp., Senior Subordinated Notes, 10.250% due 6/1/16	49,050
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	31,875

	Total Diversified Consumer Services	80,925

Diversified Financial Services — 2.3%
125,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	130,937
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	101,000
250,000	Chukchansi Economic Development Authority, Senior Notes, 8.877% due 11/15/12 (b)(c)	257,500
81,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	85,253
85,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	87,869
5,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	4,875
100,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16 (b)	100,487

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         3

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†		Security	Value

Diversified Financial Services — 2.3% (continued)
2,000,000		Residential Capital Corp., Notes, 6.725% due 6/29/07 (a)(c)	$2,002,376
840,000		TNK-BP Finance SA, 6.875% due 7/18/11 (b)	864,150
35,000		UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	36,925
30,000		UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	32,963
195,000		Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.000% due 10/1/15	159,412
125,000		Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	127,188

		Total Diversified Financial Services	3,990,935

Diversified Telecommunication Services — 0.7%
130,000		Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	129,675
45,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	41,400
10,000		Citizens Communications Co., Senior Notes, 7.875% due 1/15/27 (b)	10,275
70,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	77,000
225,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (b)	256,500
75,000		NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	79,500
250,000		Qwest Corp., Notes, 8.605% due 6/15/13 (c)	273,750
2,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	187,232
190,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	208,762

		Total Diversified Telecommunication Services	1,264,094

Energy Equipment & Services — 0.3%
30,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	30,900
198,000		Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	202,950
55,000		Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (b)(c)	56,925
20,000		GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	20,400
20,000		Pride International Inc., Senior Notes, 7.375% due 7/15/14	20,600
200,000		Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	203,750

		Total Energy Equipment & Services	535,525

Food & Staples Retailing — 0.3%
497,157		CVS Corp., Pass-through Certificates, 6.117% due 1/10/13 (b)	508,564

Gas Utilities — 0.0%
45,000		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	44,550

Health Care Providers & Services — 0.3%
195,000		HCA Inc., Notes, 6.375% due 1/15/15	166,969
275,000		Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	279,125

		Total Health Care Providers & Services	446,094

Hotels, Restaurants & Leisure — 1.1%
175,000		Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12	181,563
20,000		Buffets Inc., 12.500% due 11/1/14	20,900
242,000		Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	244,722
125,000		Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	121,250

See Notes to Financial Statements.

4         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Hotels, Restaurants & Leisure — 1.1% (continued)
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	$76,475
225,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	221,625
250,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	240,000
260,000	MGM MIRAGE Inc., Senior Notes, 7.625% due 1/15/17	264,550
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	200,500
200,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	207,000
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (b)	26,125
	Snoqualmie Entertainment Authority:
5,000	Notes, 9.125% due 2/1/15 (b)	5,181
10,000	Senior Notes, 9.150% due 2/1/14 (b)(c)	10,225
	Station Casinos Inc.:
40,000	Senior Notes, 7.750% due 8/15/16	41,250
15,000	Senior Subordinated Notes, 6.875% due 3/1/16	13,819

	Total Hotels, Restaurants & Leisure	1,875,185

Household Durables — 0.2%
5,000	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16	4,725
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	46,575
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.979% due 9/1/12	199,100
125,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	132,187

	Total Household Durables	382,587

Household Products — 0.0%
65,000	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (b)	70,525

Independent Power Producers & Energy Traders — 0.7%
40,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	39,962
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	409,687
25,000	8.875% due 2/15/11	27,000
	Edison Mission Energy, Senior Notes:
125,000	7.730% due 6/15/09	130,000
80,000	7.750% due 6/15/16	83,800
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	133,900
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	77,063
310,000	7.375% due 2/1/16	319,300

	Total Independent Power Producers & Energy Traders	1,220,712

Internet & Catalog Retail — 0.1%
175,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	177,188

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         5

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

IT Services — 0.1%
	SunGard Data Systems Inc.:
50,000	Senior Notes, 9.125% due 8/15/13	$53,875
175,000	Senior Subordinated Notes, 10.250% due 8/15/15	191,844

	Total IT Services	245,719

Leisure Equipment & Products — 0.0%
70,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	67,025

Media — 1.2%
120,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13	131,400
55,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	62,906
55,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	52,938
497,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	518,122
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	10,113
225,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	235,406
30,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	30,900
	CSC Holdings Inc.:
75,000	Senior Debentures, Series B, 8.125% due 8/15/09	78,000
250,000	Senior Notes, Series B, 8.125% due 7/15/09	260,000
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	378,281
35,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	38,247
55,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	56,788
50,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	51,625
80,000	R.H. Donnelley Corp., Senior Discount Notes, Series A-1, 6.875% due 1/15/13	78,200

	Total Media	1,982,926

Metals & Mining — 0.5%
250,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	270,937
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	167,250
20,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	21,250
20,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (b)	20,900
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	131,067
201,000	6.875% due 11/21/36	208,575

	Total Metals & Mining	819,979

Multiline Retail — 0.0%
	Neiman Marcus Group Inc.:
10,000	Senior Notes, 9.000% due 10/15/15 (d)	11,000
35,000	Senior Subordinated Notes, 10.375% due 10/15/15	39,200

	Total Multiline Retail	50,200

Office Electronics — 0.1%
120,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	126,170

See Notes to Financial Statements.

6         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Oil, Gas & Consumable Fuels — 1.9%
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	$174,675
50,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	50,000
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	217,350
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12	403,125
300,000	7.750% due 1/15/32	333,000
80,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	87,687
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	251,875
210,000	Gaz Capital, Senior Notes, Loan Participation Notes, 6.510% due 3/7/22 (b)	213,675
510,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (b)	511,530
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	30,300
20,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	20,400
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (b)	57,475
75,000	Peabody Energy Corp., Series B, 6.875% due 3/15/13	76,687
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	45,900
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	200,250
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32 (a)	578,750

	Total Oil, Gas & Consumable Fuels	3,252,679

Paper & Forest Products — 0.2%
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	103,250
125,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	129,687
	NewPage Corp., Senior Secured Notes:
30,000	10.000% due 5/1/12	32,963
20,000	11.610% due 5/1/12 (c)	21,975
20,000	Verso Paper Holdings LLC, Senior Secured Notes, 9.125% due 8/1/14 (b)	20,900

	Total Paper & Forest Products	308,775

Pharmaceuticals — 0.1%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	145,000

Real Estate Investment Trusts (REITs) — 0.3%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,113
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	417,355
15,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	14,475
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
10,000	7.125% due 6/1/15	10,525
20,000	6.750% due 4/1/17	20,800

	Total Real Estate Investment Trusts (REITs)	468,268

Real Estate Management & Development — 0.0%
15,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	14,363

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         7

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Road & Rail — 0.3%
140,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	$151,200
360,000	Hertz Corp., 10.500% due 1/1/16	412,200

	Total Road & Rail	563,400

Software — 0.0%
30,000	Activant Solutions Inc., 9.500% due 5/1/16	29,700

Specialty Retail — 0.1%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	81,200
20,000	Linens ‘n Things Inc., Senior Secured Notes, 10.981% due 1/15/14 (c)	18,700

	Total Specialty Retail	99,900

Textiles, Apparel & Luxury Goods — 0.1%
50,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	55,125
35,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	36,400
100,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	103,000
50,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	41,375

	Total Textiles, Apparel & Luxury Goods	235,900

Tobacco — 0.0%
10,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	11,050

Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	53,500
35,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	37,362
15,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	15,563

	Total Trading Companies & Distributors	106,425

Wireless Telecommunication Services — 0.6%
	Rural Cellular Corp.:
40,000	Secured Notes, 8.250% due 3/15/12	42,000
100,000	Senior Notes, 9.875% due 2/1/10	106,000
410,000	True Move Co., Ltd., 10.750% due 12/16/13 (b)	419,225
380,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16	405,650

	Total Wireless Telecommunication Services	972,875

	TOTAL CORPORATE BONDS & NOTES (Cost — $31,834,285)	32,627,472

ASSET-BACKED SECURITIES — 17.5%
Home Equity — 17.5%
926,283	Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A1, 5.390% due 6/25/36 (a)(c)	926,956
810,000	Fremont Home Loan Trust, Series 2004-D, Class M5, 6.320% due 11/25/34 (a)(c)	812,434
2,000,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE4, Class A1, 5.390% due 12/25/36 (a)(c)	1,999,067

See Notes to Financial Statements.

8         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Home Equity — 17.5% (continued)
1,753,099	Greenpoint Home Equity Loan Trust, Series 2004-4, Class A, 5.600% due 8/15/30 (a)(c)	$1,754,185
410,000	GSAMP Trust, Series 2004-OPT, Class B1, 6.920% due 11/25/34 (c)	401,062
1,288,502	Home Equity Mortgage Trust, Series 2006-2, Class 2A1, 5.480% due 7/25/36 (a)(c)	1,288,512
2,000,000	JPMorgan Mortgage Acquisition Corp., Series 2005-FLD1, Class A2, 5.580% due 7/25/35 (a)(c)	2,005,385
3,745,233	Lehman XS Trust, Series 2005-1, Class 2A2, 4.660% due 7/25/35 (a)(c)	3,799,738
1,376,876	MASTR Second Lien Trust, Series 2005-1, Class-A, 5.590% due 9/25/35 (a)(c)	1,377,847
3,575	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (b)	3,551
1,669,686	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A1, 5.440% due 10/25/36 (a)(c)	1,670,840
2,256,601	Novastar Home Equity Loan, Series 2004-03, Class A1B, 5.945% due 12/25/34 (a)(c)	2,260,361
	RAAC:
1,010,863	Series 2006-RP2, Class A, 5.570% due 2/25/37 (b)(c)	1,010,367
1,789,494	Series 2006-RP4, Class A, 5.610% due 1/25/46 (a)(b)(c)	1,788,545
299,571	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 5.760% due 8/25/33 (c)	300,251
1,286,960	Residential Asset Mortgage Products Inc., Series 2004-RS6, Class A2B2, 5.620% due 6/25/34 (a)(c)	1,288,003
	SACO I Trust:
1,000,000	Series 2005-WM3, Class A3, 5.670% due 9/25/35 (a)(c)	1,000,787
1,500,000	Series 2006-3, Class A3, 5.550% due 4/25/36 (a)(c)	1,501,180
1,691,148	Series 2006-4, Class A1, 5.490% due 3/25/36 (a)(c)	1,692,055
107,070	Sail Net Interest Margin Notes, Series 2004-2A, Class A, 5.500% due 3/27/34 (b)	30,666
	Structured Asset Investment Loan Trust:
810,000	Series 2004-9, Class M4, 6.620% due 10/25/34 (a)(c)	815,269
815,804	Series 2005-1, Class A4, 5.550% due 2/25/35 (b)(c)	816,690
1,501,065	Structured Asset Securities Corp., Series 2005-SC1, Class 1A1, 5.590% due 5/25/31 (b)(c)	1,503,972

	TOTAL ASSET-BACKED SECURITIES (Cost — $30,033,117)	30,047,723

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.8%
	American Home Mortgage Investment Trust:
640,330	Series 2005-4, Class 5A, 5.350% due 11/25/45 (a)(c)	642,963
410,000	Series 2005-4, Class M3, 6.120% due 11/25/45 (c)	410,519
	Banc of America Funding Corp.:
1,399,496	Series 2003-1, Class A1, 6.000% due 5/20/33 (a)	1,401,901
1,298,220	Series 2005-E, Class 8A1, 5.826% due 6/20/35 (a)(c)	1,303,114
1,606,621	Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1, 5.550% due 7/20/35 (a)(c)	1,608,729

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         9

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.8% (continued)
1,965,382	Countrywide Home Loans, Series 2005-HYB9, Class 3A1A, 5.310% due 2/20/36 (a)(c)	$1,957,191
	Downey Savings & Loan Association Mortgage Loan Trust:
1,709,751	Series 2005-AR5, Class 2A1A, 5.650% due 8/19/45 (a)(c)	1,717,586
	Series 2006-AR1:
828,445	Class 1A1A, 5.903% due 3/19/46 (a)(c)	828,445
828,445	Class 1A1B, 5.903% due 3/19/47 (a)(c)	828,445
	Federal Home Loan Mortgage Corp. (FHLMC):
6,117,433	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (a)(j)	1,120,197
6,607,961	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22 (a)(j)	1,141,784
12,172,413	Series 2645, Class IW, PAC, IO, 5.000% due 7/15/26 (a)(j)	952,112
8,614,240	Series 2684, Class PI, PAC, IO, 5.000% due 5/15/23 (j)	231,642
7,668,252	Series 2777, Class PI, PAC, IO, 5.000% due 5/15/24 (j)	387,079
5,826,525	Series 2839, Class TX, PAC, IO, 5.000% due 1/15/19 (a)(j)	839,331
7,543,000	Series 2866, Class IC, PAC, IO, 5.000% due 1/15/24 (a)(j)	559,813
1,176,623	Series 2927, Class 0Q, PAC-1, IO, 5.000% due 8/15/19	27,065
	Federal National Mortgage Association (FNMA):
5,524,728	Series 339, Class 30, IO, 5.500% due 7/1/18 (a)(j)	914,068
14,467,244	Strip, Series 337, Class 2, IO, 5.000% due 7/1/33 (a)(j)	3,318,558
57,487	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2, 5.720% due 12/25/32 (c)	57,593
643,743	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 5.670% due 1/19/35 (a)(c)	645,730
	Indymac Index Mortgage Loan Trust:
1,851,354	Series 2004-AR07, Class A2, 5.750% due 9/25/34 (a)(c)	1,859,628
378,645	Series 2004-AR08, Class 2A2A, 5.720% due 11/25/34 (c)	380,587
421,095	Series 2004-AR12, Class A1, 5.710% due 12/25/34 (c)	422,018
1,374,480	Series 2005-AR21, Class 4A1, 5.399% due 10/25/35 (a)(c)	1,373,515
887,219	Lehman XS Trust, Series 2005-5N, Class 3A1A, 5.620% due 11/25/35 (a)(c)	888,295
445,468	Long Beach Mortgage Loan Trust, Series 2001-03, Class M1, 6.145% due 9/25/31 (c)	447,830
1,769,122	Luminent Mortgage Trust, 5.520% due 2/25/46 (a)(c)	1,768,774
1,853,538	Morgan Stanley Mortgage Loan Trust, Series 2006-6AR, Class 2A, 5.638% due 5/25/36 (a)(c)	1,862,515
1,562,217	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A, 5.690% due 7/25/34 (a)(c)	1,571,559
	Structured Asset Mortgage Investments Inc.:
1,805,597	Series 2006-AR2, Class A1, 5.550% due 2/25/36 (a)(c)	1,809,143
1,034,604	Series 2006-AR3, Class 11A1, 5.530% due 4/25/36 (a)(c)	1,037,747
	Structured Asset Securities Corp.:
556,635	Series 1998-2, Class M1, 6.420% due 2/25/28 (a)(c)	558,565
206,785	Series 1998-3, Class M1, 6.320% due 3/25/28 (c)	207,002
512,481	Series 1998-8, Class M1, 6.260% due 8/25/28 (c)	512,998
8,385,756	Series 2005-RF3, Class 2A, 6.134% due 6/25/35 (a)(b)(c)	8,522,024
	Thornburg Mortgage Securities Trust:
2,428,167	Series 2005-03, Class A4, 5.590% due 10/25/35 (a)(c)	2,427,353

See Notes to Financial Statements.

10         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.8% (continued)
1,944,270	Series 2006-01, Class A3, 5.490% due 1/25/36 (a)(c)	$1,943,116
1,346,862	Washington Mutual Inc., Series 2005-AR8, Class 2AB3, 5.680% due 7/25/45 (a)(c)	1,352,206
1,475,926	Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 1A1, 4.604% due 1/25/35 (a)(c)	1,469,856

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $49,468,646)	51,308,596

LOAN PARTICIPATIONS — 7.6%
Aerospace/Defense — 0.6%
1,000,000	Transdigm Inc. Term B, 7.348% due 6/23/13 (Lehman Brothers)(a)(b)(c)(e)	1,008,000

Auto Parts & Equipment — 0.6%
1,000,000	Keystone Auto Industry Inc., Term Loan B, 8.820% due 10/30/09 (Lehman Brothers)(a)(c)(e)	1,008,750

Commercial Services — 0.6%
1,000,000	Penhall International Corp., Term Loan, 12.824% due 4/1/12 (Deutsche Bank)(a)(b)(c)(e)	985,000

Energy — 1.8%
987,500	Key Energy Services Inc., Term Loans, Tranche B, 7.850% to 7.860% due 7/29/12 (Lehman Brothers) (a)(b)(c)(e)	995,215
1,000,000	Sandridge Energy, Term Loan, 8.975% due 11/30/11 (Bank of America)(a)(b)(c)(e)	1,015,625
	Targa Resources Inc., Term Loans:
794,355	7.350% to 7.610% due 10/28/12 (C.S. First Boston Corp.) (a)(b)(c)(e)	801,244
193,548	Tranche A, 7.225% due 10/28/12 (C.S. First Boston Corp.) (b)(c)(e)	195,227

	Total Energy	3,007,311

Entertainment — 0.4%
750,000	BLB Worldwide Holdings Inc., Term Loan, 9.630% due 7/18/12 (Merrill Lynch) (a)(c)(e)	757,500

Forest Products & Paper — 0.6%
	Bluegrass Container Co. LLC:
757,576	Second Lien, Tranche, 10.320% due 12/30/13 (JPMorgan Chase & Co.) (a)(b)(c)(e)	774,621
242,424	Term Loans, 10.320% due 12/30/13 (JPMorgan Chase & Co.) (b)(c)(e)	247,879

	Total Forest Products & Paper	1,022,500

Media — 1.2%
1,000,000	Charter Communications Term Loan, 7.985% due 5/1/13 (JPMorgan Chase & Co.) (a)(b)(c)(e)	999,657
989,924	DIRECTV Holdings LLC, Term Loans, 6.820% due 12/27/15 (Bank of America) (a)(b)(c)(e)	993,468

	Total Media	1,993,125

Metal Fabricate/Hardware — 0.4%
752,126	Mueller Group Inc., Term Loans, 7.350% to 7.360% due 10/3/12 (Bank of America) (a)(b)(c)(e)	759,021

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         11

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†		Security	Value

Resorts/Casinos — 0.6%
		Venetian Casino Resort LLC, Term Loans:
170,940		Tranche B, 7.090% due 6/15/11 (Bank of Nova Scotia) (b)(c)(e)	$172,304
829,060		Tranche L, 7.090% due 6/15/11 (Bank of Nova Scotia) (a)(b)(c)(e)	835,677

		Total Resorts/Casinos	1,007,981

Telecommunications — 0.8%
750,000		UPC Broadband Holding B.V. Term Loan, 7.370% due 3/15/13 (Toronto Dominion) (a)(b)(c)(e)	753,282
750,000		UPC Finance Term Loan Facility K2, 7.370% due 3/15/15 (Toronto Dominion) (a)(b)(c)(e)	753,235

		Total Telecommunications	1,506,517

		TOTAL LOAN PARTICIPATIONS (Cost — $12,958,260)	13,055,705

MORTGAGE-BACKED SECURITIES — 13.8%
FHLMC — 0.4%
735,603		Federal Home Loan Mortgage Corp. (FHLMC), Gold, 7.000% due 6/1/17 (a)	758,545

FNMA — 13.4%
		Federal National Mortgage Association (FNMA):
3,237,567		5.500% due 1/1/14-4/1/35	3,213,638
528,565		7.000% due 3/15/15	545,342
1,057,560		7.000% due 6/1/32 (a)	1,110,707
4,734,757		6.000% due 5/1/33	4,792,776
5,500,000		5.000% due 4/12/37-5/14/37 (f)(g)	5,314,375
8,000,000		6.000% due 4/12/37 (f)(g)	8,060,000

		Total FNMA	23,036,838

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $23,926,308)	23,795,383

SOVEREIGN BONDS — 6.1%
Argentina — 0.6%
		Republic of Argentina:
388,422	ARS	Bonds, 2.000% due 1/3/10 (b)	263,561
657,000		Bonds, Series VII, 7.000% due 9/12/13 (a)	630,866
		GDP Linked Securities:
50,385	ARS	0.624% due 12/15/35 (c)	1,932
270,000		0.649% due 12/15/35 (c)	37,246
275,000	EUR	0.662% due 12/15/35 (c)	48,474

		Total Argentina	982,079

Brazil — 1.4%
		Federative Republic of Brazil:
360,000		11.000% due 8/17/40	485,550
		Collective Action Securities:
675,000		8.750% due 2/4/25 (a)	869,062
940,000		Notes, 8.000% due 1/15/18 (a)	1,062,200

		Total Brazil	2,416,812

See Notes to Financial Statements.

12         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Colombia — 0.6%
	Republic of Colombia:
715,000	10.750% due 1/15/13 (a)	$888,030
2,000	11.750% due 2/25/20	2,950
100,000	7.375% due 9/18/37	108,900

	Total Colombia	999,880

Ecuador — 0.2%
325,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	290,063

El Salvador — 0.1%
	Republic of El Salvador:
132,000	7.750% due 1/24/23 (a)(b)	152,460
59,000	8.250% due 4/10/32 (a)(b)	71,611

	Total El Salvador	224,071

Mexico — 0.9%
1,478,000	United Mexican States, Medium-Term Notes, 8.125% due 12/30/19 (a)	1,614,345

Panama — 0.5%
	Republic of Panama:
521,000	9.375% due 4/1/29 (a)	696,837
209,000	6.700% due 1/26/36	217,047

	Total Panama	913,884

Peru — 0.3%
	Republic of Peru:
185,000	8.750% due 11/21/33	243,599
191,000	Bonds, 6.550% due 3/14/37	198,401
25,000	Global Bonds, 7.350% due 7/21/25	28,519

	Total Peru	470,519

Russia — 0.9%
	Russian Federation:
155,558	8.250% due 3/31/10 (b)	162,947
765,000	12.750% due 6/24/28 (a)(b)	1,390,388

	Total Russia	1,553,335

Venezuela — 0.6%
	Bolivarian Republic of Venezuela:
403,000	5.750% due 2/26/16	379,424
	Collective Action Securities:
6,000	9.375% due 1/13/34	7,757
500,000	Notes, 10.750% due 9/19/13 (a)	611,000

	Total Venezuela	998,181

	TOTAL SOVEREIGN BONDS (Cost — $9,694,543)	10,463,169

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         13

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.1%
	U.S. Treasury Notes, Inflation Indexed:
2,243,340	2.375% due 4/15/11(a)	$2,273,224
1,302,860	2.500% due 7/15/16(a)	1,337,315

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,533,055)	3,610,539

Shares
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,803

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
600	Preferred Plus, Series FRD-1, 7.400%	10,740
1,700	Saturns, Series F 2003-5, 8.125%	33,235

	TOTAL FINANCIALS	43,975

	TOTAL PREFERRED STOCKS (Cost — $42,106)	45,778

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $161,490,320)	164,954,365

Face Amount
SHORT-TERM INVESTMENTS — 4.1%
Corporate Bond & Note — 0.4%
$780,000	HSBC Bank USA, Notes, Series JSC, 6.250% due 6/15/07 (b)	780,000

U.S. Government Agency — 0.5%
810,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.182%- 5.197% due 6/25/07 (h)(i)	800,389

Repurchase Agreement — 3.2%
5,528,000	Nomura Securities International Inc. repurchase agreement dated 3/30/07; 5.300% due 4/2/07; Proceeds at maturity — $5,530,442; (Fully collateralized by U.S. government agency obligations, 6.875% due 9/15/10; Market value — $5,638,894)	5,528,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $7,108,377)	7,108,389

	TOTAL INVESTMENTS — 100.0% (Cost — $168,598,697#)	$172,062,754

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, written options and mortgage dollar rolls.

See Notes to Financial Statements.

14         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Participation interest was acquired through the financial institution indicated parenthetically.

(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(g)	All or a portion of this security is acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
EUR	— Euro
GDP	— Gross Domestic Product
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIP	— Separate Trading of Registered Interest and Principal

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
182	U.S. Treasury Notes 10 Year Futures, Call
	(Premiums received — $43,543)	5/25/07	$109.00	$76,781

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         15

Statement of Assets and Liabilities (March 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $168,598,697)	$172,062,754
Foreign currency, at value (Cost — $529,258)	551,594
Cash	25,636
Receivable for securities sold	3,178,682
Interest receivable	1,311,677
Unrealized appreciation on swaps	777,509
Interest receivable for swap contracts	427,933
Prepaid expenses	20,274

Total Assets	178,356,059

LIABILITIES:
Payable for securities purchased	15,599,097
Interest payable for open swap contracts	372,275
Payable to broker — variation margin on open futures contracts	122,407
Investment management fee payable	111,669
Options written, at value (premium received $43,543)	76,781
Directors’ fees payable	14,972
Accrued expenses	129,090

Total Liabilities	16,426,291

Total Net Assets	$161,929,768

NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$8,323
Paid-in capital in excess of par value	158,195,188
Overdistributed net investment income	(732,227)
Accumulated net realized gain on investments, futures contracts, options written, swap contracts and foreign currency transactions	80,885
Net unrealized appreciation on investments, futures contracts, options written, swap contracts and foreign currencies	4,377,599

Total Net Assets	$161,929,768

Shares Outstanding	8,323,434

Net Asset Value	$19.45

See Notes to Financial Statements.

16         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended March 31, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$4,922,287
Dividends	2,376

Total Investment Income	4,924,663

EXPENSES:
Investment management fee (Note 2)	652,045
Directors’ fees	34,728
Audit and tax	29,544
Legal fees	22,838
Shareholder reports	21,406
Transfer agent fees	10,384
Stock exchange listing fees	6,226
Custody fees	3,866
Insurance	2,706
Miscellaneous expenses	5,254

Total Expenses	788,997

Net Investment Income	4,135,666

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(494,393)
Futures contracts	(320,615)
Options written	74,768
Swap contracts	1,427,550
Foreign currency transactions	1,361

Net Realized Gain	688,671

Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,160,690
Futures contracts	(170,052)
Options written	(33,238)
Swap contracts	(1,485,853)
Foreign currencies	26,697

Change in Net Unrealized Appreciation/Depreciation	498,244

Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	1,186,915

Increase in Net Assets From Operations	$5,322,581

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         17

Statements of Changes in Net Assets

For the six months ended March 31, 2007 (unaudited) and the year ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$4,135,666	$8,696,827
Net realized gain	688,671	3,266,697
Change in net unrealized appreciation/depreciation	498,244	(324,428)

Increase in Net Assets From Operations	5,322,581	11,639,096

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,972,064)	(8,947,692)
Net realized gains	(1,205,233)	(973,009)

Decrease in Net Assets From Distributions to Shareholders	(7,177,297)	(9,920,701)

Increase (Decrease) in Net Assets	(1,854,716)	1,718,395
NET ASSETS:
Beginning of period	163,784,484	162,066,089

End of period*	$161,929,768	$163,784,484

*Includes undistributed (overdistributed) net investment income of:	$(732,227)	$1,104,171

See Notes to Financial Statements.

18         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2007(1)(2)		2006(2)	2005(3)
Net Asset Value, Beginning of Period	$19.68		$19.47	$19.06	(4)

Income From Operations:
Net investment income	0.50		1.04	0.86
Net realized and unrealized gain	0.13		0.36	0.45

Total Income From Operations	0.63		1.40	1.31

Less Distributions From:
Net investment income	(0.72)		(1.07)	(0.85)
Net realized gains	(0.14)		(0.12)	—
Return of capital	—		—	(0.05)

Total Distributions	(0.86)		(1.19)	(0.90)

Net Asset Value, End of Period	$19.45		$19.68	$19.47

Market Price, End of Period	$17.67		$17.36	$17.16

Total Return, Based on NAV(5)(6)	3.28%		7.45%	7.06%

Total Return, Based on Market Price(6)	6.81%		8.46%	(9.82)%

Net Assets, End of Period (000s)	$161,930		$163,784	$162,066

Ratios to Average Net Assets:
Gross expenses	0.97	%(7)	2.35%	1.65	%(7)
Gross expenses, excluding interest expense	0.97	(7)	1.16	1.07	(7)
Net expenses	0.97	(7)	2.34 (8)	1.65	(7)
Net expenses, excluding interest expense	0.97	(7)	1.16 (8)	1.07	(7)
Net investment income	5.09	(7)	5.35	4.94	(7)

Portfolio Turnover Rate	62	%(9)	27%	46%

(1)	For the six months ended March 31, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	For the period October 26, 2004 (commencement of operations) to September 30, 2005.

(4)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	Excluding mortgage dollar roll transactions. If the mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the six months ended March 31, 2007.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

20         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(f) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Mortgage Dollar Rolls. The Fund enters into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Mortgage dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the mortgage dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Secu -

22         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

rities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(n) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar-denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$79,902,512	$54,099,971
Sales	38,726,597	59,571,683

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,065,156
Gross unrealized depreciation	(601,099)

Net unrealized appreciation	$3,464,057

At March 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Federal Republic of Germany 10 Year Bond	55	6/07	$8,540,341	$8,453,176	$(87,165)
LIBOR Futures	36	9/07	8,347,434	8,343,372	(4,062)
U.S. Treasury 2 Year Notes	352	6/07	71,897,447	72,121,500	224,053
U.S. Treasury 5 Year Notes	28	6/07	2,945,554	2,962,312	16,758

					$149,584

Contracts to Sell:
U.S. Treasury 10 Year Note	2	6/07	$213,599	$216,250	$(2,651)

Net Unrealized Gain on Open Futures Contracts					$146,933

Written option transactions entered into during the six months ended March 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding September 30, 2006	—	—
Options written	957	$310,902
Options closed	(715)	(243,284)
Options expired	(60)	(24,075)

Options written, outstanding March 31, 2007	182	$43,543

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

At March 31, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$10,000,000
Payments Made by Fund:	Fixed Rate 4.665%
Payments Received by Fund:	Floating Rate (6-month LIBOR)
Termination Date:	1/7/15
Unrealized Appreciation	$277,314

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/7/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 4.655%
Payments Received by Fund:	Floating Rate (6-month LIBOR)
Termination Date:	12/7/14
Unrealized Appreciation	$500,195

At March 31, 2007, the Fund had outstanding mortgage dollar rolls with a cost of $13,363,852. The average monthly balance of mortgage dollar rolls outstanding for the Fund during the period ended March 31, 2007 was approximately $10,780,841. There were no counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at March 31, 2007. At March 31, 2007, the Fund held TBA securities with a total cost of $13,363,852.

4.	Distributions Subsequent to March 31, 2007

On March 1, 2007, the Board of Directors of the Fund declared distributions, each in the amount of $0.1000 per share, payable on April 27, 2007 and May 25, 2007 to shareholders of record on April 20, 2007 and May 18, 2007, respectively.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a

26         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

28         Western Asset Variable Rate Strategic Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on January 23, 2007, for the purpose of considering and voting upon the election of Dr. Riordan Roett and Jeswald W. Salacuse as Class I Directors to serve until the 2010 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld
Dr. Riordan Roett	7,321,080	412,517
Jeswald W. Salacuse	7,327,632	405,965

At March 31, 2007, in addition to Dr. Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Western Asset Variable Rate Strategic Fund Inc.         29

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal

30         Western Asset Variable Rate Strategic Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Western Asset Variable Rate Strategic Fund Inc.         31

Western Asset

Variable Rate Strategic Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Frances M. GugginO

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING
AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

GFY

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04036 3/07	SR07-324

Western Asset Variable Rate

Strategic Fund Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule

206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date: June 8, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer
Western Asset Variable Rate Strategic Fund Inc.

Date: June 8, 2007